UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
Syntax-Brillian Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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SUPPLEMENT TO THE PROXY STATEMENT
OF
SYNTAX-BRILLIAN CORPORATION
Dated November 14, 2007
Approval of Corporate Name Change
     The Board of Directors has determined to change the corporate name of our company from Syntax-Brillian Corporation to Olevia International Group, Inc., which requires an amendment to our Certificate of Incorporation. The laws of the state of Delaware, where we are incorporated, require stockholder approval of an amendment to our Certificate of Incorporation to change our corporate name. Accordingly, stockholders are being requested to approve a proposal to amend Article I of our Certificate of Incorporation to change our corporate name to Olevia International Group, Inc.
     We are proposing the name change for several reasons. First, the proposed new name would be more descriptive of the primary product offerings of our company, high-definition televisions utilizing liquid crystal display technology marketed under our Olevia brand name. Changing the corporate name would create a unified corporate image for investor relations and marketing purposes. Second, the proposed corporate name would reflect the fact that we conduct our operations on an international basis. Third, the proposed corporate name would add more breadth, allowing for future brand acquisitions to be housed under the Olevia group of companies.
     Our Board of Directors believes that it would be in the best interest of our company to change our corporate name to Olevia International Group, Inc. Stock certificates previously issued to stockholders will not need to be exchanged for new certificates if the name change is approved by our stockholders. No right of appraisal or similar rights of dissenters exist with respect to this matter.
     Our Board of Directors has approved this proposed amendment to our Certificate of Incorporation. Stockholder approval will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or by proxy at the meeting. Our Board of Directors recommends a vote “FOR” the proposed amendment to our Certificate of Incorporation.

SYNTAX-BRILLIAN CORPORATION
2007 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned stockholder of SYNTAX-BRILLIAN CORPORATION, a Delaware corporation (the “Company”), hereby acknowledges receipt of the Company’s Notice of Annual Meeting of Stockholders and Proxy Statement, each dated November 5, 2007, and Proxy Statement Supplement, dated November 14, 2007, and hereby appoints Vincent F. Sollitto, Jr., James Li, and John S. Hodgson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual Meeting of Stockholders of the Company, to be held on Thursday, November 29, 2007, at 8:30 a.m., local time, at the Grand Reserve Club of the Staples Center, 1111 S. Figueroa Street, Los Angeles, California 90015, and at any adjournment or adjournments thereof, and to vote all shares of the Company’s Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.
     This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of directors; FOR approval of the amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized shares of common stock from 120,000,000 shares to 180,000,000 shares; FOR approval of the amendment to the Company’s 2003 Employee Stock Purchase Plan to increase the total number of shares that may be issued under the plan from 400,000 shares to 700,000 shares; FOR ratification of the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the independent auditor of the Company for the year ending June 30, 2008; and FOR the amendment to the Company’s Certificate of Incorporation to change its corporate name to Olevia International Group, Inc.; and as said proxies deem advisable on such other matters as may come before the meeting.
     A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.
SYNTAX-BRILLIAN CORPORATION
P.O. BOX 11115
NEW YORK, N.Y. 10203-0115
(PLEASE SIGN THIS CARD ON THE REVERSE SIDE)

PLEASE COMPLETE, SIGN, AND RETURN THIS YELLOW PROXY CARD IN PLACE OF THE WHITE PROXY CARD THAT
YOU PREVIOUSLY RECEIVED.

Please Sign, Date, and Return	☑
Promptly in the Enclosed Envelope.	Votes MUST be indicated (x) in Black or Blue ink.
1. ELECTION OF DIRECTORS:

FOR all nominees ☐	WITHHOLD AUTHORITY to vote ☐	*EXCEPTIONS ☐
listed below.	for all nominees listed below.

Nominees:	Bruce I. Berkoff, David P. Chavoustie, Shih-Jye Cheng, Yasushi Chikagami, Man Kit (Thomas) Chow, Max Fang, John S. Hodgson, James Ching Hua Li, Christopher C.L. Liu, and Vincent F. Sollitto, Jr.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

2.	FOR ☐ AGAINST ☐ ABSTAIN ☐ The proposal to amend the Company’s Certificate of Incorporation to increase the Company’s authorized shares of common stock from 120,000,000 shares to 180,000,000 shares.

3.	FOR ☐ AGAINST ☐ ABSTAIN ☐ To approve the proposal to amend the Company’s 2003 Employee Stock Purchase Plan to increase the total number of shares that may be issued under the plan from 400,000 shares to 700,000 shares.

4.	FOR ☐ AGAINST ☐ ABSTAIN ☐ To ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the independent auditor of the Company for the year ending June 30, 2008.

5.	FOR ☐ AGAINST ☐ ABSTAIN ☐ To approve the proposal to amend the Company’s Certificate of Incorporation to change its corporate name to Olevia International Group, Inc.

To change your address, please mark this box. ☐

To include any comments, please mark this box. ☐

(This Proxy should be dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both stockholders should sign.)

Date

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